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                     EXHIBIT 23.2 - CONSENT OF LEGAL COUNSEL

We hereby consent to the use of our name in Form S-8 registration statement of Conectisys Corporation.

ARNOLD Y. STEINBERG, P.C


By: /s/Arnold Y. Steinberg, P.C.
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Arnold Y. Steinberg
Pittsburgh, PA
September 15, 2000